REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of __ day of September, 2006 by and among Science Dynamics Corporation, a Delaware corporation (the “Company”), and the shareholders of the company listed on Schedule I hereto the (each and “RTI Shareholder” and collectively, the “RTI Shareholders” )

PRELIMINARY STATEMENT

The Company and Ricciardi Technologies, Inc., a Virginia corporation (“RTI”), and the RTI Shareholders, are entering into a Stock Purchase Agreement, dated September __, 2006 and as amended from time to time (the “Purchase Agreement”), whereby RTI Shareholders will receive a combination of cash, promissory notes, Series B redeemable convertible preferred stock (the “Preferred Stock”) and common stock, par value $.01 per share (“Common Stock”), of the Company;

Simultaneously with, and as a condition to, the closing of the transactions contemplated in the Purchase Agreement, the Company and certain of the RTI Shareholders desire to enter into this Agreement to provide certain registration rights with respect to the Common Stock held by, or issuable upon conversion of the Preferred Stock, issuable to the RTI Shareholders; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER; LOCKUP

1.1. Supersedes Other Agreements. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.2 Definitions. Unless otherwise defined herein, capitalized terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Group A Shareholders” shall mean Michael Ricciardi, Marie Ricciardi and David Godso.

“Group B Shareholders” shall mean any Shareholders who are parties to this Agreement other than Group A Shareholders.

“Person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

“Registration Expenses” shall mean all expenses incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees, all fees and expenses of complying with state securities or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters only in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by the issuer of securities, but excluding from the definition of Registration Expenses underwriting and discounts and brokerage commissions and applicable transfer taxes, if any, or legal and other expenses incurred by any sellers, which discounts, commissions, transfer taxes and legal and other expenses shall be borne by the seller or sellers of Registrable Securities in all cases.

1.3 Restriction on Sale of Stock. For the two-year period beginning on the date hereof (the “Lockup Period”), each Group A Shareholder agrees that such Group A Shareholder shall not, directly or indirectly, sell in the public market, or grant an option to sell in the public market any shares of the Company’s common stock that is as of the date hereof or becomes beneficially owned by them. Without limiting the generality of the foregoing, the Group A Shareholders agree not to directly or indirectly offer to sell, grant an option for the purchase or sale of, transfer, pledge assign, hypothecate, distribute or otherwise encumber or dispose of any securities in the Company unless the transferee first agrees to be bound by the provisions of this Section 1.3. In order to enable the aforesaid covenants to be enforced, each Group A Shareholder hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent on any of the Restricted Securities.

ARTICLE II

DEMAND REGISTRATION RIGHTS

2.1. Registrable Securities. The term “Registrable Securities” shall mean and include the shares of Common Stock of that are (i) issuable upon the conversion of the Preferred Stock and (ii) issued pursuant to the Purchase Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely tradable pursuant to Rule 144 (“Rule 144”)under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have “stop transfer” instructions against them. For the purposes of this Section 2.1(b), if the number of shares of Registrable Securities that can be sold by a Group A or Group B Shareholder pursuant to Rule 144 is no greater than the number of shares that can be sold pursuant to subsection (e) (1) (i) of Rule 144, such shares shall be deemed freely tradable pursuant to Rule 144.

2.2. Demand Registration. Subject to the limitations of Section 2.3, at any time following the termination of the Lockup Period, Group A Shareholders holding not less than forty percent (40%) of the Registrable Securities may request the registration under the 1933 Act of all or part of their Registrable Securities then outstanding (a “Demand Registration”). Subject to the conditions of Section 3, the Company shall use its commercially reasonable efforts to file such registration statement under the 1933 Act within sixty (60) days after the date any such request is received by the Company, and to cause such registration statement to be declared effective; provided, however, that if the request is made during the last forty five (45) days of the Company’s fiscal year, the Company shall not be required to file the registration statement until five (5) business days after the Company’s Form 10-KSB is filed with the Commission. The Company shall notify the RTI Shareholder promptly when any such registration statement has been declared effective. The Company shall not be required to file more than one registration statement pursuant to this Section 2.2, and shall not be required to keep the registration statement effective for more than nine (9) months after the effective date thereof, provided, however, in the event a registration statement filed pursuant to this Section ceases to be effective for more than 20 days, in the aggregate, such nine month period shall be extended by one day for each day such registration statement is not effective. In the event that at the time the request for registration under this Section 2.2 is made, the Company is eligible to use a Registration Statement on Form S-3, or other similar form which the Company can use, to permit a public offering and resale of the Registrable Securities under the Securities Act on a continuous basis under Rule 415, the Company shall be required to keep such registration statement effective for at least twelve (12) months after the effectiveness thereof. If more than eighty percent (80%) of the Registrable Securities held by the Group A Shareholders have been registered or sold, the Company’s obligations under this Article II shall terminate.

2.3. Registration Statement Form. Registrations under Section 2.2 shall be on the appropriate registration form of the Commission as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.4. Expenses. The Company will pay all Registration Expenses in connection with any registration required under Sections 2.2.

2.5. Effective Registration Statement. (a) The Company’s obligations to file a registration statement and to keep the registration statement effective pursuant to Section 2.2, may be delayed for an Excused Reason. An Excused Reason shall mean the occurrence of negotiations with respect to material agreements prior to the announcement of the execution of the agreement or the termination of the negotiations and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result thereof has not exceeded forty five (45) days in the aggregate and provided further that the Company shall not be permitted to avoid filing a registration statement (or to suspend the use of an effective registration statement) for an Excusable Reason more than once in any twelve month period. (b) A registration requested pursuant to Section 2.2 shall not deemed to have been effected unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to be have been effected by the Company.

2.6. Plan of Distribution. The Company hereby agrees that a registration statement filed pursuant to this Agreement shall include a plan of distribution which sets forth the proposed method of distribution by the RTI Shareholders which section shall be approved in writing by the RTI Shareholders. The RTI Shareholders shall not sell or otherwise distribute shares of Common Stock pursuant to the registration statement except as set forth in such plan of distribution. Notwithstanding the foregoing, the RTI Shareholders shall not sell shares of Common Stock pursuant to an underwritten offering without the approval of the Company.

ARTICLE III

INCIDENTAL REGISTRATION RIGHTS

3.1. Right To Include (“Piggy-Back”) Registrable Securities. Provided that the Registrable Securities beneficially owned by the Group B Shareholders have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, and for Group A Shareholders, if at any time during the twelve months following the expiration of the Lockup Period, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on a firm-commitment underwritten basis, then, the Company will each such time give prompt written notice to all RTI Shareholders holding Registrable Securities of its intention to do so and of such RTI Shareholders rights under this Section 3.1. Upon the written request of any RTI Shareholders who hold Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable efforts to effect the registration under the 1933 Act of the Registrable Securities held by such RTI Shareholders, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each RTI Shareholder who is holding Registrable Securities and who has requested to be included in such registration statement and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Group A Shareholders entitled to do so to request that such registration be effected as a registration under Article II, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request by the Group A Shareholders under Article II except to the extent that any Registrible Securities are registered pursuant to such registration Statement. The Company will pay all Registration Expenses in connection with the registration of Registrable Securities held by Group A and Group B Shareholders requested pursuant to this Section 3.1.

3.2. Priority In Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Section 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account,(ii) second securities acquired pursuant to that certain Securities Purchase Agreement between the Company and Barron Partners LP; (iii) third securities held by holders having demand registration rights and exercising such rights in connection with such registration statement and (iv) fourth securities held by Group A and Group B Shareholders holding Registrable Securities and securities of other selling security holders who requested to be included in such registration on a pro rata basis.

ARTICLE IV

REGISTRATION PROCEDURES

4.1. Registration Procedures. If and whenever the Company is required to effect any registration under the 1933 Act this Agreement, the Company shall, as expeditiously as possible:

(a)  Prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Securities (and, under the circumstances specified in Section 3 of this Agreement, its securities that are shares of Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(b)  notify each seller of Registrable Securities and other securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities has been disposed of in accordance with the method of disposition set forth in such registration statement;

(c)  before filing any registration statement or prospectus or any amendments or supplements thereto, furnish to and afford the holders of the Registrable Securities, if requested in writing by the holders of the Registrable Securities, one firm of counsel for the holders of Registrable Securities designated by the holders of a majority of Registrable Securities to be included in the registration statement, (the “Holders Counsel”) a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company shall not file any registration statement or prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority of the shares of Registrable Securities covered by such registration statement, the Holders Counsel, shall reasonably object. Any registration statement, when declared effective by the Commission or when subsequently amended (by an amendment which is declared effective by the Commission) or any prospectus in the form included in the registration statement as declared effective by the Commission or when subsequently supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)  use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of a registration statement, and in any event shall, within thirty (30) days of such cessation of effectiveness, use its commercially reasonable efforts to amend the registration statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional registration statement pursuant to Rule 415 covering all of the Registrable Securities and use its commercially reasonable efforts to cause the subsequent registration statement to be declared effective as soon as practicable after such filing and to remain effective as provided in this Agreement;

(e)  furnish to each seller of Registrable Securities covered by such registration statement such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such seller may reasonably request in writing, provided, however, that the RTI Shareholders shall not distribute or otherwise use any preliminary prospectus in connection with any sale or distribution of the registered Registrable Securities;

(f)  use its commercially reasonable efforts (i) to register or qualify all Registrable Securities under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Securities covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, (iii) to prevent the issuance of any order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible moment, and (iv) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4.1(f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g)  use its commercially reasonable efforts to cause all Registrable Securities and other securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in the manner set forth in the registration statement;

(h)  otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Securities at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus.

4.2 The Company may require, as a condition to the inclusion of each holder of Registrable Securities in a registration statement, that such holder furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing, including (a) furnishing the information as to any shares of Common Stock or other securities of the Company owned by the holder, the holder’s proposed plan of distribution, any relationship between the holder and the Company and any other information which the Company reasonably requests in connection with the preparation of the registration statement and update such information immediately upon the occurrence of any events or condition which make the information concerning the Seller inaccurate in any material respect; (b) an agreement not to sell any Registrable Securities pursuant to the registration statement except in the manner set forth in the Registration Statement; (c) an agreement to comply with the prospectus delivery requirements and the provisions of Regulation M of the Commission pursuant to the 1933 Act to the extent that such regulation is applicable to the holder; (d) an agreement not to sell or otherwise transfer or distribute any Registrable Securities if the holder possesses any material nonpublic information concerning the Company.

4.3. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 4.1, such holder will forthwith discontinue such holder of Registrable Securities’ disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable Securities’ receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

4.4 Removal of Shares from Registration Statement. In the event the any Registration Statement (the “Original Registration Statement”) filed pursuant to this Agreement will not be declared effective due to comments from the Securities and Commission the Company in its sole reasonable discretion may remove from Registration Statement all or any portion of the number of shares of the RTI Shareholders’ shares of Registrable Securities from such Original Registration Statement as the Company in its reasonable discretion deems appropriate; provided any such shares of Registrable Securities that are removed from a Registration Statement pursuant to this Section shall be included on a Registration Statement which the Company shall file no later than 30 days after the Original Registration Statement is declared effective by the Securities and Exchange Commission.

ARTICLE V

UNDERWRITTEN OFFERINGS

5.1. Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. In no event shall any RTI Shareholder be deemed an underwriter for purposes of this Agreement. This Article V shall not apply to any Registrable Securities theretofore registered pursuant to Article II of this Agreement.

5.2. Participation In Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering under Section 3.1 unless such holder of Registrable Securities (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder of Registrable Securities expressly for use in the related registration statement or representations, warranties or agreements regarding such holder of Registrable Securities, such holder’s Registrable Securities and such holder’s intended method of distribution and any other representation required by law.

5.3. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and the Holders’ Counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

ARTICLE VI

INDEMNIFICATION

6.1. Indemnification by the Company. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2. Indemnification by the RTI Shareholders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such RTI Shareholder. In no event shall any indemnity under this Section 6.2 exceed the net proceeds from the shares of Registrable Securities sold in the offering and received by such RTI Shareholder.

6.3. Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such reasonable judgment of counsel to the indemnified party, a conflict of interest, as hereinafter defined, between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. If the defendants in any action covered by this Section 6.3 include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party (collectively, a “conflict of interest”), the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party. Such counsel shall be selected by the holders of a majority of the shares of Common Stock having an indemnity claim against the Company, whether pursuant to this Agreement or any other agreements which provide such or similar indemnity.

6.4. Other Indemnification. Indemnification similar to that specified in Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5. Indemnification Payments. The indemnification required by Sections 6.1 and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6. Contribution. (i) If the indemnification provided for in Sections 6.1 and Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

(ii) The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(iii) Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities in the applicable Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

MISCELLANEOUS

7.1. Amendments And Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of fifty-one percent (51%) or more of the Registrable Securities outstanding at such time. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

7.2. Nominees For Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof shall be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. The Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership or such Registrable Securities.

7.3. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) upon receipt after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received, and provided, further, that notice by fax shall not be deemed received unless receipt is acknowledged.

7.4. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of a representative (the “RTI Shareholder’s Representative”) to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the RTI Shareholder’s Representative and be binding on all persons for all purposes.

7.5. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

7.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

7.7. Jurisdiction. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State or Federal Courts serving the City, County and State of New York. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court if such party prevails on substantially all disputed matters.

7.8. Entire Agreement. This Agreement, together with the Purchase Agreement, embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Each party to this Agreement represents that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby.

7.9. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

7.10. Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

7.11. Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

7.12. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the RTI Shareholders and the Company have as of the date first written above executed this Agreement.

SCIENCE DYNAMICS CORPORATION

By: Name: Title:

SCHEDULE I

RTI Shareholders

Name and Address of Stockholder	Common	Series B Preferred
Thomas Aylesworth
Barry Bendel
Darrell Berger
Laurence Blue
Brian Burke
Frank Debritz
Jeanmarie Devolite-Davis
David Godso
Donald Hargett
Thomas Hewitt
Markus Litscher
Joshua Presnell
Domenico Ricciardi
Lino Ricciardi
Marie Ricciardi
Michael Ricciardi
Michele Riccardi
Donald Upson
Dan Young